EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

OF AMBER RESOURCES COMPANY OF COLORADO

PURSUANT TO 18 U.S.C. SECTION 1350

     I certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Amber Resources Company of Colorado for the period ended September 30, 2010:

     (1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all  material aspects, the financial condition and results of operations of Amber Resources Company of Colorado.

/s/ Kevin K. Nanke

Kevin K. Nanke

Principal Financial Officer

November 9, 2010

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Amber Resources Company of Colorado and will be retained by Amber Resources Company of Colorado and furnished to the Securities and Exchange Commission upon request.